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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 18, 2002

                                 METRICOM, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                         0-19903                  77-0294597
(State or other jurisdiction      (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)

                               2033 GATEWAY PLACE
                                    SUITE 500
                           SAN JOSE, CALIFORNIA 95110
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (408) 573-3620

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ITEM 5. OTHER EVENTS.

        On July 18, 2002, Metricom, Inc., Metricom Finance, Inc., Metricom New York, L.L.C., Metricom Investments DC, Inc., Metricom DC, L.L.C., debtors-in-possession, in chapter 11 case nos. 01-53291, 01-53297, 01-53301, 01-53302 and 01-53300 (Jointly Administered), filed a monthly operating report for the month of June 2002 with the United States Bankruptcy Court for the Northern District of California in San Jose, California, a copy of which is filed herewith as Exhibit 99.1.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


        (c)     Exhibits.

                                EXHIBIT NO. DESCRIPTION

                                99.1 Chapter 11 Monthly Operating Report for June 2002 filed by Metricom, Inc., Metricom Finance, Inc., Metricom New York, L.L.C., Metricom Investments DC, Inc., Metricom DC, L.L.C., debtors-in-possession, in chapter 11 case nos. 01-53291, 01-53297, 01-53301,
                                        01-53302 and 01-53300 (Jointly
                                        Administered), filed with the United
                                        States Bankruptcy Court for the Northern
                                        District of California in San Jose,
                                        California.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRICOM, INC.


Date:  July 24, 2002        By:  /s/ Eugene A. Reilly
                               ----------------------------------------------
                                     Eugene A. Reilly
                                     Chief Financial Officer and General Counsel